INTELLECTUAL  PROPERTY  ASSIGNMENT

          THIS  AGREEMENT  dated  this day  of,  199

BETWEEN:

     GLOBALNETCARE,  INC., a Florida company located at 950-2000
     McGill College, Montreal,  Quebec,  H3A  3A3.

     ("GlobalNetCare")

AND:

     PATRICK  POWER,  GEORGE  TSOUKAS, NICK PEDAFRONIMOS,
      CHRIS KOKKALIS and DR. DAVID  MULDER.

     (collectively  the  "Directors")

WHEREAS:

     A. GlobalNetCare is in the business of providing medical information and advertising the services of others on its internet web site at www.globalnetcare.com (the "Web Site"); and

     B.     The  Directors are currently serving as directors of GlobalNetCare .

          IN CONSIDERATION of the premises and covenants contained herein, the payment of ten dollars ($10.00) by GlobalNetCare to the Directors, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties agree as follows:

1.     Definitions
       -----------------

     In this Agreement, the expressions following shall have the meanings indicated below, unless the context otherwise requires:

1.1 "including" means including without limitation or prejudice to the generality of any description, definition, term or phrase preceding that word and the word "include" and its derivatives shall be construed accordingly.

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1.2     "created"  means  developed,  created,  generated, conceived, reduced to practice  or  learned  of.

1.3 "Trade Secret" means information, including a formula, pattern, compilation, program, device, product, method, technique or process, that

(a)     is  used,  or  may  be used, in business or for any commercial advantage,
(b) derives independent economic value, actual or potential, from not being generally known to the public or to other persons who can obtain economic value from its disclosure or use,

(c) is the subject of reasonable efforts to prevent it from becoming generally known, and

(d) the disclosure of which would result in harm or improper benefit.

1.4     "Customers"  includes  all  viewers  and  visitors  to  the  Web  Site.

1.5 "Confidential Information" includes all Trade Secrets of GlobalNetCare and includes information contained in or related to:

(a) any and all versions of GlobalNetCare's proprietary software (including the software program known as "The Pythian System"), hardware, firmware, data and documentation;

(b) other proprietary software, hardware, firmware, data, documentation and information previously, now or later, created, developed, produced or distributed by GlobalNetCare (including any such software, hardware, firmware, data, documentation and information created, produced, distributed, or made known by the Directors during the period of or arising out of the Directors' service to GlobalNetCare;

(c)     GlobalNetCare's  business  methods  and  practices;

(d) compilations of data or information concerning GlobalNetCare's business and its Customers;

(e) the names of GlobalNetCare's suppliers, advertisers, physicians and Customers and

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the nature of GlobalNetCare's relationships with these
suppliers, advertisers,  physicians  and  Customers;

(f) information obtained from GlobalNetCare's Customers or compilations of data from such information;

(g) the technology, systems, improvements, plans and technology used or proposed to be used by GlobalNetCare; and,

(h) any other information not generally known to the public (including information about GlobalNetCare's operations, personnel, products or services) which, if misused or disclosed could have a reasonable possibility of adversely affecting the business of GlobalNetCare, but does not include any of the foregoing which is or becomes information that is generally known in the area of business in which GlobalNetCare is engaged or is otherwise accessible through lawful, non-confidential sources.

1.6 "Works" includes all discoveries, developments, designs, improvements, inventions, ideas, creations, algorithms, drawings, compilations of information, analysis, experiments, reports, formulae, methods, processes, techniques, computer software programs and all developer's notes, tools, libraries, utilities and documentation therefor (including the software program known as "The Pythian System"), flowcharts, specifications and source code listings, strategies, know-how, literary and other copyrightable works, trade-marks, domain names and data, and includes any modifications or improvements thereto, whether or not patentable or registrable under patent, copyright, trade-mark or similar statutes, that are created by the Directors, either alone or jointly with others, that are related to or useful in the business of GlobalNetCare, or result from tasks done by the Directors on behalf of GlobalNetCare, or result from the use of premises or property (including equipment, software, firmware, data, supplies, facilities, or GlobalNetCare's Confidential Information) owned, leased, licensed or contracted for by GlobalNetCare, and whether created before, on or after the date of this Agreement.

1.7 "Intellectual Property Rights" means any and all and all legal protection recognized by the

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law (whether by statute, common law or otherwise)
in respect of the Works, including trade secret and confidential information protection, patents, domain names and domain name registration, copyright and copyright registration, industrial design registration and trade-marks and trade-mark registrations and other registrations or grants of rights analogous thereto;

2.     Representations  and  Warranties
       -------------------------------------------------

2.1 The Directors hereby represent and warrant to GlobalNetCare that the Directors have not:

(a) registered, used or applied to register, except as requested by GlobalNetCare, a domain name or trade-mark using the words "Pythian", "Global", "Net", or "Care", or using portions or combinations of such words;

(b) registered or applied to register a copyright for, or including, any works used by GlobalNetCare, including the Works;

(c)     patented  or  applied  to  patent  any  of  the  Works;  and

(d) except as requested by GlobalNetCare, disclosed the Confidential Information to any other person.

3.     Non-Disclosure
       ------------------------

3.1 Except upon the express authorization or direction by GlobalNetCare, the directors shall not, during the term of service with, or at any other time after such service is terminated, for any reason or cause whatsoever, disclose to or discuss with any other person in any manner whatsoever the Confidential Information.

3.2 At all times during and subsequent to the termination of the Directors' services to GlobalNetCare, the Directors shall not use, reproduce or take advantage of the Confidential Information for the purpose of creating, maintaining, or marketing or aiding in the creation,

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maintenance or marketing of
any product or service which is competitive with any product or service developed, owned, licensed, sold or marketed by GlobalNetCare.

3.3 Upon the request of GlobalNetCare, and in any event upon the termination of the provision of Directors' services to the Company, the Directors shall immediately return to GlobalNetCare all materials, including all copies in whatever form or media, containing the Confidential Information which are in the Directors' possession or under the Directors' control or which are in the possession or under the control of any persons for whom the Directors are legally responsible.

4.     Assignment
       ------------------

4.1 All Works shall be the sole property of GlobalNetCare and its assigns, and GlobalNetCare and its assigns shall be the sole owners of all of the Intellectual Property Rights. The Directors hereby assign to GlobalNetCare any and all rights the Directors now have or may hereafter acquire in all of the Works. The Directors shall assist GlobalNetCare in every reasonable way (but at GlobalNetCare's expense) to obtain, modify and from time to time enforce all of the Intellectual Property Rights in all countries, and to that end the Directors shall execute all documents for use in applying for, modifying and obtaining all of the Intellectual Property Rights and enforcing all of the Intellectual Property Rights, as GlobalNetCare may desire, together with any assignments thereof to GlobalNetCare or persons designated by it.

4.2 The Directors' obligation to assist GlobalNetCare in obtaining and enforcing the Intellectual Property Rights shall continue beyond the period of time of service to GlobalNetCare, but GlobalNetCare shall compensate the Directors at a reasonable rate after such period for time actually spent by the Directors at GlobalNetCare's request on such assistance. In the event GlobalNetCare is unable, after reasonable effort, to secure the Directors' signatures on any documents needed to apply for, modify or prosecute any of the Intellectual Property Rights, whether because of physical or mental incapacity or for any other reason whatsoever, the Directors

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hereby irrevocably grant to
GlobalNetCare and its duly authorized officers and agents a power of attorney to act for and in the Directors' behalf and stead to execute and file any such application or applications and to do all other lawfully permitted acts to further the prosecution and issuance of the Intellectual Property Rights thereon with the same legal force and effect as if issued by the Directors.

4.3 GlobalNetCare, its assignees and licensees, are not required to designate the Directors as the author of any Works. The Directors hereby waive in whole all moral rights which the Directors may have in the Works, including the right to the integrity of the Works, the right to be associated with the Works, the right to restrain or claim damages for any distortion, mutilation or other modification of the Works and the right to restrain use or reproduction of the Works in any context and in connection with any product, service, cause or institution.

5.     Enforcement
       -------------------

5.1 The Directors acknowledge and agree that damages may not be an adequate remedy to compensate GlobalNetCare for any breach of the Directors' obligations contained in this Agreement and, accordingly, the Directors agree that in addition to any and all other remedies available to GlobalNetCare, GlobalNetCare shall be entitled to obtain relief by way of temporary or permanent injunction to enforce the obligations contained in this Agreement.

6.     General
       -------------

6.1 This Agreement shall be governed by and interpreted in accordance with the laws of the Province of British Columbia and the laws of Canada applicable in British Columbia. In the event of any dispute or other proceeding under this Agreement, the Directors hereby irrevocably attorn to the non-exclusive jurisdiction of the Courts of British Columbia.

6.2 If any provision of this Agreement is wholly or partially unenforceable for any reason, such unenforceable provision or part thereof shall be deemed to be omitted from this Agreement without in any way invalidating or impairing the other provisions of this Agreement.

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6.3     The  rights  and  obligations  under  this  Agreement  shall survive the termination of the Directors' services to GlobalNetCare and shall be binding upon the Directors' heirs, executors and administrators and shall enure to the benefit of the successors and assigns of GlobalNetCare.

6.4 No failure or delay on the part of GlobalNetCare in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other further exercise thereof or the exercise of any further right, power or remedy.

6.5 The Directors have read this Agreement, having been given sufficient time to do so thoroughly, and understand it and agree to its terms and the Directors' obligations hereunder. The Directors have been given the opportunity by GlobalNetCare to obtain independent legal advice concerning the interpretation and effect of this Agreement. The Directors hereby acknowledge having received a fully executed copy of this Agreement.

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          IN  WITNESS WHEREOF this Agreement has been executed by the parties on the  date  set  out  above.

GLOBALNETCARE,  INC.


/s/ Nick Pedafronimos
---------------------------------------
Per:  Authorized  Signatory

SIGNED, SEALED and
DELIVERED by   )
PATRICK POWER
in the presence         )
of:                              )
                                   )     /s/ Patrick Power
/s/ Daniel J. Power   )     ---------------------------
---------------------------   )     PATRICK POWER
Signature                   )

Daniel J. Power          )
------------------------------ )
Print Name                  )
#905 - 1050 Burrard St)
--------------------------------)
Address                        )
Vancouver, BC V6Z 2G2)
-----------------------------------
Businessman                  )
------------------------------     )
Occupation                     )

SIGNED, SEALED and
DELIVERED by   )
GEORGE TSOUKAS
in the presence    )
of:                             )
                                  )     /s/ George Tsoukas
/s/ Harvey Lalach     )     -----------------------------
-----------------------------)     GEORGE TSOUKAS
Signature                  )
                                   )
Harvey Lalach           )
------------------------------)
Print Name                )
265 Alice Carriere     )
------------------------------ )
Address                      )
Beaconsfield, Quebec)
--------------------------------)
Businessman               )
---------------------------------)
Occupation                   )

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

SIGNED, SEALED and
DELIVERED by   )
NICK PEDAFRONIMOS)
in the presence )
of:                           )     /s/ Nick Pedafronimos
/s/ Harvey Lalach )     ---------------------------------
------------------------- )     NICK PEDAFRONIMOS
Signature             )
                              )
Harvey Lalach      )
--------------------------)
Print Name            )
265 Alice Carriere )
---------------------------)
Address                 )
Beaconsfield, Quebec)
--------------------------------)
Businessman               )
---------------------------------)
Occupation                   )

SIGNED, SEALED and
DELIVERED by   )
CHRIS KOKKALIS
in the presence         )
of:                             )
                                       /s/ Chris Kokkalis
/s/ Harvey Lalach  )     ----------------------------
-------------------------  )     CHRIS KOKKALIS
Signature             )
                              )
Harvey Lalach      )
--------------------------)
Print Name            )
265 Alice Carriere )
---------------------------)
Address                 )
Beaconsfield, Quebec)
--------------------------------)
Businessman               )
---------------------------------)
Occupation                   )

SIGNED, SEALED and
DELIVERED by   )
DR. DAVID MULDER
in the presence     )
of:                               )
                                )     /s/ Dr. David Mulder
/s/ S. Dupont          ) --------------------------------
--------------------------  )   DR. DAVID MULDER
Signature                 )
                                  )
S. Dupont                 )
-----------------------------)
Print Name               )
105-6255 Pl. NorthCrest)
----------------------------------)
Address                          )
Montreal, Quebec           )
-----------------------------------)
Medical Secretary           )
-----------------------------------)
Occupation                      )

This  is  page  9  of  an  Intellectual  Property  Assignment
Agreement between GlobalNetCare,  Inc. and Patrick Power,
George Tsoukas, Nick Pedafronimos, Chris Kokkalis and Dr. David Mulder dated -------------------------------------